UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10201
                                   ---------------------------------------------

                               The Appleton Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      45 Milk Street, Boston, Massachusetts                   02109
--------------------------------------------------------------------------------
        (Address of principal executive offices)            (Zip code)

           James I. Ladge, 45 Milk Street, Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 362-8000
                                                   -----------------------------

Date of fiscal year end:   12/31
                        ------------

Date of reporting period:  12/31/05
                         -----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

Annual Report for Appleton Equity Growth Fund.

================================================================================


                           APPLETON EQUITY GROWTH FUND
                           ---------------------------


                                  Annual Report
                                December 31, 2005


         Investment Adviser                            Administrator
         ------------------                            -------------
       Appleton Partners, Inc.                Integrated Fund Services, Inc.
    45 Milk Street, Eighth Floor                       303 Broadway
          Boston, MA 02109                              Suite 1100
                                                   Cincinnati, OH 45202
                                                      1-877-712-7753

================================================================================

[LOGO] APPLETON FUNDS

Dear Shareholder:

For the full year, the Fund returned 2.49% compared to the S&P 500 Index, the Fund's benchmark, which returned 4.91% during the same period. Performance improved as the year unfolded, as the Fund's fourth quarter return of 2.94% outperformed the S&P 500 index return of 2.09%. While the fund was overweight the market-leading energy sector, the relative underperformance for the first three quarters of the year was due to the negative impact of several poorly performing stocks, which have since been liquidated from the portfolio.

While the equity markets hovered around breakeven for most of 2005, investors balanced the positive news of solid economic growth with concerns over a number of important issues. On the economic front, GDP growth was an above average 3.7% for the first 3 quarters of the year. Despite two major hurricanes, the job market remained robust in 2005, as almost 2.0 million payroll jobs were added. Even with the promising economic statistics, American consumers and corporations still face a number of challenges as they enter 2006. These include a slowing housing market, record-high energy prices that are still working their way through the economy and an aggressive Federal Reserve.

Despite a healthy economy and strong corporate balance sheets, concern over the duration of the Fed's tightening phase, while not overwhelming the overall uptrend, has continued to act as a headwind for equity markets for the past 18 months. Despite the 13th consecutive 25 basis point increase in December, equity markets rallied in the fourth quarter, as the Fed's language in its Meeting Minutes was interpreted as indicating that the rate increase might soon end. While further spikes in energy costs could prove inflationary and prolong the tightening cycle, continued high productivity, intense global competition, and a vigilant Fed should help to ensure that consumer price inflation stays in check.

For a number of years, American homeowners have been substituting home price appreciation for what used to be savings from current income. Borrowing against this increased equity has provided consumers with an abundant source of discretionary cash, helping to drive both consumer spending and the overall economy. There are now indications that housing inflation, as a driving force to economic growth, may be starting to abate. We will continue to monitor the strength of housing inflation carefully, since a diminishing rate of inflation is likely to change consumer savings and spending patterns. If and when that occurs, our nation's export and capital spending sectors could expect to assume a larger role in the economy's future growth.

Energy markets stole the headlines for much of 2005, as the average price of oil rose nearly 37%. In addition to America's continue economic expansion, the primary drivers for oil have been the growth of the Chinese and Indian economies, where GDP growth has measured over 9% and 6% respectively, for the past several years. Rising energy prices carry implications for both U.S. corporations and consumers, as high oil and natural gas prices have significantly increased input costs for all sectors of the economy. Similarly, high gasoline, heating oil and natural gas prices act as a form of tax and reduce personal discretionary incomes. Considering the overall pace of global economies, it is clear that the potential inflationary effects of high energy prices are not going away anytime soon.

Using the companies in the S&P 500 Index as a proxy for the overall corporate sector, profits are expected to show further gains for the fourth quarter, but are likely to see the smallest gain in 3 1/2 years. This decelerating earnings growth trend is evidence of the maturation of this economic cycle. Not surprisingly, profit and stock price gains varied widely amongst the different sectors of the market. Energy profits and energy related stock prices were by far the strongest, buoyed by record high oil and gas prices. The consumer discretionary stocks and profits were weakest despite strong consumer spending. Looking ahead in 2006, we expect to see further increases in corporate earnings, although the rate of growth will likely slow for the second consecutive year.

As we enter 2006, the fund continues its investment focus on the stocks of companies whose earnings are expected to grow faster than the market, that demonstrate leadership in their industries and possess characteristics enabling them to thrive in the current and expected environment. We continue to overweight the Energy sector, as both domestic and global forces continue to create investment opportunities in exploration, drilling, oilfield services and coal companies. We have also overweight the Industrial sector as corporations, flush with cash, should continue with capital expenditure projects and durable goods orders. We continue with underweight positions in the more economically sensitive Financial, Consumer Discretion and Technology sectors. However, we will continue to monitor economic and market conditions and are prepared to alter the portfolio accordingly.

The manifestations of a maturing domestic economic cycle will continue as we move throughout 2006. However, we believe that an end to the Fed's rate tightening cycle combined with an amazingly resilient U.S. consumer, increasing capital spending and strengthening global economy, should present opportunities for investors in 2006.

Sincerely,


/s/ James I. Ladge, CFA
President

        Comparison of the Change in Value of a $10,000 Investment in the
                   Appleton Equity Growth Fund, S&P 500 Index
                        and the Russell 1000 Growth Index

[The following data represents the line chart depicted inthe printed material.]

                      Appleton Equity     S&P 500     Russell 1000
                        Growth Fund        Index      Growth Index
                        -----------        -----      ------------

              12/31/00     10,000          10,000        10,000
              01/31/01     10,650          10,355        10,691
              02/28/01      9,180           9,411         8,876
              03/31/01      8,110           8,814         7,910
              04/30/01      9,050           9,499         8,910
              05/31/01      8,870           9,563         8,779
              06/30/01      8,360           9,330         8,576
              07/31/01      8,310           9,238         8,362
              08/31/01      7,630           8,660         7,678
              09/30/01      6,560           7,961         6,911
              10/31/01      6,940           8,113         7,274
              11/30/01      7,670           8,735         7,973
              12/31/01      7,560           8,812         7,958
              03/31/02      7,250           8,836         7,752
              06/30/02      5,910           7,652         6,304
              09/30/02      4,850           6,330         5,356
              12/31/02      5,160           6,864         5,738
              03/31/03      5,140           6,648         5,677
              06/30/03      5,740           7,671         6,489
              09/30/03      5,900           7,874         6,743
              12/31/03      6,400           8,832         7,445
              03/31/04      6,670           8,982         7,504
              06/30/04      6,610           9,137         7,650
              09/30/04      6,420           8,966         7,249
              12/31/04      6,851           9,793         7,914
              03/31/05      6,861           9,583         7,591
              06/30/05      6,720           9,714         7,777
              09/30/05      6,821          10,064         8,089
              12/31/05      7,021          10,274         8,329

Past performance is not predictive of future performance.

                     --------------------------------------
                          Appleton Equity Growth Fund
                         Average Annual Total Returns*

                     1 Year    5 Year     Since Inception**
                      2.49%    (6.83%)         (6.83%)
                     --------------------------------------

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**    Fund inception was December 31, 2000.


                       Tabular Presentation of Portfolio
                            As of December 31, 2005

               Sector                           (% of Net Assets)

               Consumer Software & Services             2.1%
               Consumer, Cyclical                       2.6%
               Consumer, Non-Cyclical                  19.0%
               Energy                                  12.2%
               Financial Services                      15.6%
               Healthcare                              10.6%
               Industrial                              16.5%
               Materials                                4.5%
               Technology                              15.3%
               Money Markets                            1.9%
               Liabilities in Excess of Other Assets   (0.3%)
                                                      ------
                                                      100.0%
                                                      ======

                           APPLETON EQUITY GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2005

                                                                      Market
    Shares                                                             Value

                COMMON STOCKS -- 98.4%
                COMPUTER SOFTWARE & SERVICES -- 2.1%
       3,900    Adobe Systems, Inc.                                $    144,144
                                                                   ------------
                CONSUMER, CYCLICAL -- 2.6%
       4,000    The Scotts Miracle-Gro Co.                              180,960
                                                                   ------------
                CONSUMER, NON-CYCLICAL -- 19.0%
       1,800    Hershey Co.                                              99,450
       2,950    Kellogg Co.                                             127,499
       2,600    Lowe's Companies, Inc.                                  173,316
       3,000    PepsiCo, Inc.                                           177,240
       3,937    Procter & Gamble Co.                                    227,873
       3,400    Target Corp.                                            186,898
       3,700    Walgreen Co.                                            163,762
       1,900    Whole Foods Market, Inc.                                147,041
                                                                   ------------
                                                                      1,303,079
                                                                   ------------

                ENERGY -- 12.2%
       2,575    Apache Corp.                                            176,439
       3,750    Baker Hughes, Inc.                                      227,925
       4,400    Exxon Mobil Corp.                                       247,148
       5,100    Smith International, Inc.                               189,261
                                                                   ------------
                                                                        840,773
                                                                   ------------

                FINANCIAL SERVICES -- 15.6%
       3,775    American Express Co.                                    194,262
       3,596    Bank of America Corp.                                   165,955
       3,500    Citigroup, Inc.                                         169,855
       2,125    Franklin Resources, Inc.                                199,771
       3,975    MetLife, Inc.                                           194,775
       4,800    People's Bank                                           149,088
                                                                   ------------
                                                                      1,073,706
                                                                   ------------

                HEALTHCARE -- 10.6%
       3,250    Johnson & Johnson                                       195,325
       2,375    Quest Diagnostics, Inc.                                 122,265
       3,950    United Health Group, Inc.                               245,453
       5,800    VCA Antech, Inc.*                                       163,560
                                                                   ------------
                                                                        726,603
                                                                   ------------

                           APPLETON EQUITY GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2005

                                                                      Market
    Shares                                                             Value

                INDUSTRIAL -- 16.5%
       3,200    Burlington Northern Santa Fe Corp.                      226,623
       3,750    Caterpiller, Inc.                                       216,638
       7,450    General Electric Co.                                    261,122
       5,400    Joy Global, Inc.                                        216,000
       4,150    Precision Castparts Corp.                               215,012
                                                                   ------------
                                                                      1,135,395
                                                                   ------------

                MATERIALS -- 4.5%
       1,525    Potash Corp. of Saskatchewan, Inc.                      122,336
       3,475    Praxair, Inc.                                           184,036
                                                                   ------------
                                                                        306,372
                                                                   ------------

                TECHNOLOGY -- 15.3%
       3,400    Amphenol Corp.                                          150,484
      11,500    EMC Corp.*                                              156,630
       8,400    Intel Corp.                                             209,664
       1,700    International Business Machines Corp.                   139,740
       6,350    Jabil Circuit, Inc.*                                    235,522
       6,000    Microsoft Corp.                                         156,900
                                                                   ------------
                                                                      1,048,940
                                                                   ------------
                TOTAL COMMON STOCKS                                $  6,759,972
                                                                   ------------
                MONEY MARKETS -- 1.9%
     127,674    First American Treasury Fund                       $    127,674
                                                                   ------------

                TOTAL INVESTMENT SECURITIES -- 100.3%
                (Cost $5,983,970)                                  $  6,887,646

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%)         (23,959)
                                                                   -------------

                NET ASSETS -- 100.0%                               $  6,863,687
                                                                   ============

*     Non-income producing security.

See accompanying notes to financial statements.

                           APPLETON EQUITY GROWTH FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2005

ASSETS
      Investment securities:
           At acquisition cost                                     $  5,983,970
                                                                   ============
           At market value                                         $  6,887,646
      Dividends receivable                                                4,540
      Receivable from Adviser                                             2,072
      Other assets                                                          154
                                                                   ------------
           TOTAL ASSETS                                               6,894,412
                                                                   ------------

LIABILITIES
      Payable to other affiliates                                         6,496
      Payable to Trustees                                                 7,013
      Payable for capital shares redeemed                                   821
      Other accrued expenses and liabilities                             16,395
                                                                   ------------
           TOTAL LIABILITIES                                             30,725
                                                                   ------------

NET ASSETS                                                         $  6,863,687
                                                                   ============

NET ASSETS CONSIST OF
Paid-in capital                                                    $  8,218,211
Accumulated net realized losses from security transactions           (2,258,200)
Net unrealized appreciation on investments                              903,676
                                                                   ------------
NET ASSETS                                                         $  6,863,687
                                                                   ============

Shares of beneficial interest outstanding (unlimited number
      of shares authorized, no par value)                               979,898
                                                                   ============

Net asset value, offering price and redemption price per share     $       7.00
                                                                   ============

See accompanying notes to financial statements.

                           APPLETON EQUITY GROWTH FUND

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2005

INVESTMENT INCOME
      Dividends                                                    $     95,425
                                                                   ------------

EXPENSES
      Investment advisory fees                                           68,573
      Accounting services fees                                           30,000
      Administration fees                                                24,000
      Transfer agent fees                                                24,000
      Trustees' fees and expenses                                        13,488
      Professional fees                                                  17,000
      Distribution expenses                                              17,143
      Compliance fees and expenses                                       26,250
      Custodian fees                                                      5,500
      Registration fees                                                   3,304
      Postage and supplies                                                  900
      Insurance expense                                                   3,408
      Reports to shareholders                                             3,000
      Pricing expense                                                     1,200
                                                                   ------------
          TOTAL EXPENSES                                                237,766
      Fees waived and expenses reimbursed by Adviser                   (134,897)
                                                                   ------------
          NET EXPENSES                                                  102,869
                                                                   ------------

NET INVESTMENT LOSS                                                      (7,444)
                                                                   ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
      Net realized gains from security transactions                      10,571
      Net change in unrealized appreciation/
         depreciation on investments                                    162,037
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        172,608
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $    165,164
                                                                   ============

See accompanying notes to financial statements.

                           APPLETON EQUITY GROWTH FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the          For the
                                                                            Year Ended       Year Ended
                                                                           December 31,     December 31,
                                                                               2005             2004
                                                                           ------------     ------------
FROM OPERATIONS
      Net investment income (loss)                                         $     (7,444)    $     19,940
      Net realized gains from security transactions                              10,571            2,927
      Net change in unrealized appreciation/depreciation on investments         162,037          395,805
                                                                           ------------     ------------
Net increase in net assets from operations                                      165,164          418,672
                                                                           ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
      From net investment income                                                     --          (19,940)
                                                                           ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
      Proceeds from shares sold                                               1,274,271        1,139,428
      Proceeds from shares reinvested                                                --           12,224
      Payments for shares redeemed                                           (1,201,342)        (468,821)
                                                                           ------------     ------------
Net increase in net assets from capital share transactions                       72,929          682,831
                                                                           ------------     ------------

TOTAL INCREASE IN NET ASSETS                                                    238,093        1,081,563

NET ASSETS
      Beginning of period                                                     6,625,594        5,544,031
                                                                           ------------     ------------
      End of period                                                        $  6,863,687     $  6,625,594
                                                                           ============     ============

ACCUMULATED NET INVESTMENT LOSS                                            $         --     $         --
                                                                           ------------     ------------

CAPITAL SHARE ACTIVITY
      Sold                                                                      186,535          172,476
      Reinvested                                                                     --            1,790
      Redeemed                                                                 (176,177)         (70,462)
                                                                           ------------     ------------
      Net increase in shares outstanding                                         10,359          103,804
      Shares outstanding, beginning of period                                   969,540          865,736
                                                                           ------------     ------------
      Shares outstanding, end of period                                         979,898          969,540
                                                                           ============     ============

See accompanying notes to financial statements.

                           APPLETON EQUITY GROWTH FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                For the        For the        For the        For the        For the
                                               Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                              December 31,   December 31,   December 31,   December 31,   December 31,
                                                  2005           2004           2003           2002          2001(a)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value at beginning of year           $     6.83     $     6.40     $     5.16     $     7.56     $    10.00
                                               ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
       Net investment income (loss)                 (0.01)          0.02          (0.01)         (0.03)         (0.03)
       Net realized and unrealized gains
          (losses) on investments                    0.18           0.43           1.25          (2.37)         (2.41)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     0.17           0.45           1.24          (2.40)         (2.44)
                                               ----------     ----------     ----------     ----------     ----------

Less distributions:
       Dividends from net investment income            --          (0.02)            --             --             --
                                               ----------     ----------     ----------     ----------     ----------

Net asset value at end of year                 $     7.00     $     6.83     $     6.40     $     5.16     $     7.56
                                               ==========     ==========     ==========     ==========     ==========

Total return                                        2.49%          7.04%         24.03%        (31.75%)       (24.40%)
                                               ==========     ==========     ==========     ==========     ==========

Net assets at end of year                      $6,863,687     $6,625,594     $5,544,031     $4,099,021     $4,781,914
                                               ==========     ==========     ==========     ==========     ==========


Ratio of net expenses to average net assets         1.50%          1.50%          1.50%          1.50%          1.50%

Ratio of net investment income (loss)
   to average net assets                           (0.11%)         0.33%         (0.22%)        (0.56%)        (0.47%)

Portfolio turnover rate                               85%            40%            58%            56%            34%

(a)   The Fund commenced operations on December 31, (2000.)

See accompanying notes to financial statements.

                           APPLETON EQUITY GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2005

1.    Significant Accounting Policies

The Appleton Funds (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as an Ohio business trust on October 31, 2000. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the Fund). The Trust was capitalized on December 29, 2000, when the initial shares of the Fund were purchased at $10 per share. The Fund commenced operations on December 31, 2000.

The Fund seeks long-term growth of capital by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments are valued at amortized cost, which approximates market value.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Differences between book and tax distributions are considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

Security transactions - Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended December 31, 2005 and 2004 was as follows:

                                      2005          2004
                                   ----------    ----------
      From ordinary income         $       --    $   19,940

The following information is computed on a tax basis as of December 31, 2005:

      Cost of portfolio investments                          $  5,983,970
                                                             ============
      Gross unrealized appreciation on investments           $    968,673
      Gross unrealized depreciation on investments                (64,997)
                                                             ------------
      Net unrealized appreciation on investments             $    903,676
      Capital loss carryforwards                               (2,258,200)
                                                             ------------
      Total accumulated deficit                              $ (1,354,524)
                                                             ============


During the year ended December 31, 2005, the Fund utilized $6,612 of capital loss carryforwards. The remaining capital loss carryforwards in the above table expire as follows:

         Amount             December 31,
      ------------          ------------
      $    240,954              2009
      $  1,650,125              2010
      $    367,121              2011
      -----------
      $ 2,258,200
      ===========

These capital loss carryforwards may be utilized in future years to offset gains, if any, prior to distributing such gains to shareholders.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. The reclassifications resulted from the difference in the tax treatment of net investment losses. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund's capital accounts on a tax basis. For the year ended December 31, 2005, the Fund reclassified $7,444 of net investment losses to paid-in capital on the Statement of Assets and Liabilities.

2.    Investment Transactions

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,703,904 and $5,726,002, respectively.

3.    Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of Appleton Partners, Inc. (the Adviser), Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, and/or of IFS Fund Distributors, Inc. (the Distributor), the Trust's principal underwriter.

INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. For these services, the Fund pays the Adviser an advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent annual Fund operating expenses exceed 1.50% of the Fund's average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through December 31, 2006. For the year ended December 31, 2005, the Adviser waived $68,573 of advisory fees and reimbursed the Fund for $66,324 of other operating expenses.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of an Administration, Accounting and Transfer Agency Agreement between the Trust and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these administrative services, IFS receives a monthly fee based on the Fund's average daily net assets, subject to a monthly minimum fee.

IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these transfer agency and shareholder services, IFS receives a monthly fee per shareholder account, subject to a monthly minimum fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

IFS also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these accounting services, IFS receives a monthly fee, based on average daily net assets, from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust.

The Plan limits payment of distribution expenses in any fiscal year to a maximum of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2005, the Fund accrued and the Adviser subsequently reimbursed $17,143 of distribution expenses under the Plan.

UNDERWRITING AGREEMENT

The Trust has entered into an Underwriting Agreement on behalf of the Fund with the Distributor. Pursuant to the Underwriting Agreement, the Distributor acts as principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor receives no compensation for its services and is an affiliate of IFS.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and IFS, IFS provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for IFS on behalf of the funds and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer.

4.    Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

             Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of the Appleton Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Appleton Equity Growth Fund (the "Fund") of the Appleton Funds as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the year ended December 31, 2001 were audited by other auditors whose report dated February 20, 2002, expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Appleton Equity Growth Fund of the Appleton Funds as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
January 30, 2006

                           APPLETON EQUITY GROWTH FUND

                                   OTHER ITEMS

                               December 31, 2005
                                   (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 1-617-338-0700. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2005" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund's and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                            Net Expense Ratio      Beginning            Ending         Expenses Paid During
                               Annualized         Account Value      Account Value     the Six Months Ended
                            December 31, 2005     July 1, 2005     December 31, 2005    December 31, 2005*
                            -----------------     ------------     -----------------    ------------------
Appleton Equity Growth Fund
      Actual                       1.50%           $ 1,000.00          $ 1,044.80             $ 7.73
      Hypothetical                 1.50%           $ 1,000.00          $ 1,017.64             $ 7.63

---------------------------
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

                          APPLETON EQUITY GROWTH FUND

                    ADVISORY AGREEMENT APPROVAL (unaudited)

                               December 31, 2005

At a meeting held on December 8, 2005, the Board of Trustees of the Fund, and those Trustees (the "Independent Trustees") who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, (the "Act"), voting separately, approved the extension of the Fund's investment advisory contract with the Investment Adviser. In connection with such action, the Investment Adviser made a presentation to the Board with information requested by the Independent Trustees. Such information included (i) information confirming the financial condition of the Investment Adviser and the Investment Adviser's profitability derived from its relationship with the Fund; (ii) a description of the personnel and services provided by the Investment Adviser;
(iii) comparative information on fees and investment performance; and (iv) information regarding brokerage and portfolio transactions. Comparative fee and performance information was provided through an independent third party.

The Board reviewed and discussed financial information provided by the Investment Adviser. The Board reviewed and considered the Investment Adviser's profitability derived from its relationship with the Fund. The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Act and the advisory agreement.

The Board reviewed the advisory fee and the effective investment advisory fee rate paid by the Fund and the appropriateness of such advisory fee. The Board reviewed and considered any economies of scale which could be realized by the Fund and how the current advisory fee for the Fund reflects the economies of scale for the benefit of the shareholders of the Fund, noting that at this stage of the Fund in view of its relatively small size, no such economies of scale had been realized.

The Board also reviewed and considered the fees or other payments received by the Investment Adviser. Specifically, the Board reviewed and considered comparison of fees charged by investment advisers to fund peers of the Fund, noting that the Investment Adviser's fees were generally in line with fund peers. The Board also considered and reviewed information regarding brokerage, observing that the Fund, in light of its size, generates relatively little in brokerage fees.

The Board reviewed and considered the qualifications of the portfolio manager to manage the portfolio of the Fund, including his history managing equity investments generally and his experience with the types of securities included in the Fund's portfolio, as well as his background and expertise and the amount of time he would be able to devote to the affairs of the Fund. The Board concluded, in light of the particular requirements of the Fund and its investment program, that it was satisfied with the professional qualifications and overall commitment to the Fund of the portfolio manager.

The Board considered the nature, extent and quality of services rendered to the Fund by the Investment Adviser and the investment performance of the Fund based on the data provided which included comparisons with the public markets as represented by indices and with peer funds. The Board determined that in light of the data taken as a whole and the nature of the investment program of the Fund, the investment performance was reasonable and acceptable. The Board discussed the Investment Adviser's profitability, and it was noted that the potential profitability was within ranges generally determined to be reasonable, given the services rendered and the Fund's performance and services provided. The Board concluded that the Fund's fees paid to the Investment adviser were reasonable in light of comparative performance and advisory fee information, costs of the services provided and profits to be realized and benefits derived by the Investment Adviser from its relationship with the Fund.

                           APPLETON EQUITY GROWTH FUND

                       MANAGEMENT OF THE TRUST (UNAUDITED)

                                December 31, 2005

Listed in the charts below is basic information regarding the Trustees and Officers of the Trust.

                                                                                                 Number of      Other
                                                                                                 Portfolios in  Directorships
                                                                                                 Fund Complex   Held by Trustee
                                Current Position with Trust      Principal Occupation(s)         Overseen by    Outside the Fund
Name/Address/Age                and Length of Time Served        During Last 5 yrs               Trustee        Complex
------------------------------- ----------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES*:

James I. Ladge, CFA             President, Trustee               Senior Vice President,               1                N/A
45 Milk Street, 8th Floor       (December 2000 - Present)        Appleton Partners, Inc.
Boston, MA 02109                Treasurer                        (1993 - Present)
Age: 36                         (December 2003 - Present)

Douglas C. Chamberlain, CFA     Trustee                          President, Appleton                  1                N/A
45 Milk Street, 8th Floor       (December 2000 - Present)        Partners, Inc.
Boston, MA 02109                                                 (1998 - Present)
Age: 57

DISINTERESTED TRUSTEES:

Jack W. Aber, PhD               Trustee                          Professor, Boston                    1         Director, Manager
Boston University School of     (December 2000 - Present)        University                                           Funds
   Management                                                    (1972- Present)                                 Director, Third
595 Commonwealth Avenue                                                                                           Avenue Funds
Boston, MA 02215
Age: 67

John M. Cornish, Esq.           Trustee                          Partner, Choate, Hall                1        Director, Thompson
Choate Hall & Stewart           (December 2000 - Present)        & Stewart                                        Steel Company
53 State Street                                                  (1985 - Present)
Boston, MA 02109
Age: 57

Grady B. Hedgespeth             Trustee                          Trustee, Chief Investment            1                N/A
ICA Group                       (December 2000 - Present)        Officer, New Markets
One Harvard Street, Suite 200                                    Equity Fund
Brookline, MA 02445                                              (March 2000 -
Age: 49                                                          November 2001);
                                                                 President, Fleet
                                                                 Development Ventures
                                                                 (1996 - 2000)
                                                                 President, ICA Group,
                                                                 a non-profit
                                                                 consulting firm
                                                                 (March 2002 - 2004);
                                                                 Senior Vice President,
                                                                 CFO, Seedco
                                                                 (2004-Present)

OFFICERS:

Michele D. Hubley               Secretary and Chief              Vice President & Chief              N/A               N/A
45 Milk Street, 8th Floor       Compliance Officer               Compliance Officer of
Boston, MA  02109               (December 2004 - Present)        Appleton Partners, Inc.
Age: 48                                                          (1995 - Present)


* All Interested Trustees are such because of their interest in the investment adviser, as defined in the Investment Company Act of 1940.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-877-71-Apple.

Item 2. Code of Ethics.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert. Mr. Jack Aber is the registrant's "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $16,000 for the December 31, 2005 fiscal year and $17,168 for the December 31, 2004 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees for the December 31, 2005 or December 31, 2004 fiscal years.

(c) Tax Fees. Tax fees totaled $2,000 for the December 31, 2005 fiscal year and $1,600 for the December 31, 2004 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no other fees for the December 31, 2005 or December 31, 2004 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $2,000 for the fiscal year ended December 31, 2005 and $1,600 for the fiscal year ended December 31, 2004.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11. Controls and Procedures.

      (a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers is filed herewith

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b)    Certification required by Item 12(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Appleton Funds
             -------------------------------------------------------------------

By (Signature and Title)

/s/ James I. Ladge
------------------------
James I. Ladge
President and Treasurer

Date: March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James I. Ladge
------------------------
James I. Ladge
President and Treasurer

Date: March 2, 2006